Investment In and Advances to Equity Accounted Joint Venture	6 Months Ended
Jun. 30, 2013
Investment In and Advances to Equity Accounted Joint Venture
5.	Investment In and Advances to Equity Accounted Joint Venture

In June 2013, the Partnership acquired Teekay Corporation’s 50% interest in OOG-TKP FPSO GmbH & Co KG, a joint venture with Odebrecht Oil & Gas S.A. (or Odebrecht), which owns the Cidade de Itajai (or Itajai) FPSO unit (see note 8d). This joint venture is accounted for using the equity method of accounting. Under the equity method of accounting, the investment is stated at initial cost and is adjusted for subsequent additional investments and the Partnership’s proportionate share of earnings or losses and distributions. The Partnership evaluates its investment in joint venture for impairment when events or circumstances indicate that the carrying value of such investment may have experienced an other-than-temporary decline in value below its carrying value. If the estimated fair value is less than the carrying value, the carrying value is written down to its estimated fair value and the resulting impairment is recorded in the Partnership’s consolidated statements of income (loss).

As at June 30, 2013, the Partnership had an investment of $33.0 million in the joint venture and advances of $29.9 million to the joint venture. The advances are non-interest bearing.